SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 28, 1999
                                                         ----------------


                    SEACOAST FINANCIAL SERVICES CORPORATION
                    ---------------------------------------
             (Exact name of Registrant as Specified in its Charter)


     Massachusetts                    000-25077                        04-1659040
-----------------------        ---------------------        ------------------------------------
(State of Incorporation)      (Commission File Number)       (IRS Employer Identification Number)


791 Purchase Street, New Bedford, Massachusetts                    02740
-----------------------------------------------                    ------
   (Address of Principal Executive Offices)                       (Zip Code)


                                 (508) 984-6000
                        -------------------------------
                        (Registrant's Telephone Number)


                                 Not Applicable
         --------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

Item 8. Change in Fiscal Year

     On January 28, 1999, the Board of Directors of Seacoast Financial Services Corporation (the "Company") voted to change the Company's fiscal year end from October 31 to December 31. A Form 10-Q covering the transition period (the two months ended December 31, 1998) will be filed as soon as practical, but in no event later than March 15, 1999.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SEACOAST FINANCIAL SERVICES CORPORATION


Date: February 8, 1999                By   /s/ Kevin G. Champagne
                                         ------------------------------------
                                           Kevin G. Champagne
                                           President and Chief Executive Officer